UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 14, 2019

Capital Senior Living Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway Suite 300 Dallas, Texas	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CSU	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2019, the stockholders of Capital Senior Living Corporation (the “Company”) approved the Company’s 2019 Omnibus Stock and Incentive Plan (the “2019 Plan”) at the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”). The 2019 Plan was approved by the Company’s Board of Directors in March 2019, subject to stockholder approval, and replaces the Company’s 2007 Omnibus Stock and Incentive Plan, as amended. A description of the terms and conditions of the 2019 Plan is set forth in “Proposal 4—Approval of the Capital Senior Living Corporation 2019 Omnibus Stock and Incentive Plan” beginning on page 62 of the Company’s Definitive Proxy Statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 8, 2019, as supplemented by the Supplement to the Proxy Statement filed with the SEC on April 16, 2019, which description is incorporated herein by reference. This description is subject to, and is qualified in its entirety by reference to, the full text of the 2019 Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 14, 2019, Proposals 1, 2, 3 and 4 were approved by the Company’s stockholders and no other business was properly brought before the Annual Meeting. The proposals are described in detail in the Proxy Statement. The voting results of the Annual Meeting are set forth below.

Proposal 1 – Election of Directors – The Company’s stockholders elected Philip A. Brooks, Ed A. Grier and Steven T. Plochocki to each serve as a director of the Company for three-year terms expiring in 2022. The voting results for each of these individuals were as follows:

Director	Votes “FOR”	Votes “WITHHELD”	Broker Non-Votes
Philip A. Brooks	18,959,737	6,562,506	3,543,634
Ed A. Grier	19,444,928	6,077,315	3,543,634
Steven T. Plochocki	19,970,023	5,552,220	3,543,634

Proposal 2 – Ratification of the Appointment of the Company’s Independent Auditors – The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019. The voting results were 28,903,294 shares “FOR,” 159,832 shares “AGAINST,” and 2,751 abstentions.

Proposal 3 – Advisory Vote on Executive Compensation – The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement in accordance with the compensation disclosure rules of the SEC. The voting results were 18,884,689 shares “FOR,” 6,579,574 shares “AGAINST,” 57,980 abstentions, and 3,543,634 broker non-votes.

Proposal 4 – Approval of the 2019 Omnibus Stock and Incentive Plan – The Company’s stockholders approved the 2019 Plan. The voting results were 22,386,677 shares “FOR,” 3,102,695 shares “AGAINST,” 32,871 abstentions, and 3,543,634 broker non-votes.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	2019 Omnibus Stock and Incentive Plan for Capital Senior Living Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2019	Capital Senior Living Corporation

	By:	/s/ David R. Brickman
	Name:	David R. Brickman
	Title:	Senior Vice President, Secretary and General Counsel